EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 of Robert Half Inc. (the “Form 10-K”), I, M. Keith Waddell, Chief Executive Officer of Robert Half Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Robert Half Inc.
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Robert Half Inc. and will be retained by Robert Half Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

February 13, 2025	/s/ M. Keith Waddell
M. Keith Waddell Chief Executive Officer Robert Half Inc.